SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 29, 2005
                                                         -----------------

                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                    0-10652                 94-2751350
----------------------------        -------------        ----------------------
(State or other jurisdiction        (File Number)           (I.R.S. Employer
      of incorporation)                                  identification number)


                  300 Park Marina Circle, Redding, CA   96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant

         On December 29, 2005, North Valley Bancorp (the "Registrant") completed an offering of $10 million of trust preferred securities through North Valley Capital Statutory Trust IV, a Connecticut statutory business trust established by the Registrant on December 27, 2005, for the exclusive purpose of issuing and selling trust preferred securities. Interest on the principal amount of the trust preferred securities is payable at the rate of 6.163% per annum until March 15, 2011 and thereafter at a variable rate per annum equal to LIBOR plus 1.33%. Payments in respect of the trust preferred securities are guaranteed by North Valley Bancorp, and the proceeds of the offering were used to purchase an equivalent aggregate principal amount of Junior Subordinated Debt Securities due 2036 of North Valley Bancorp. The trust preferred securities were sold in a private transaction pursuant to an applicable exemption from registration under the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act. Cohen Bros. & Company, Philadelphia, Pennsylvania, acted as placement agent in the offering. The net proceeds of approximately $10 million will be used by the Registrant to augment the capital of its subsidiaries, North Valley Bank and NVB Business Bank, and for general corporate purposes. The trust preferred securities mature on March 15, 2036 and qualify as Tier 1 capital under the capital guidelines of the federal bank regulatory agencies, including the Board of Governors of the Federal Reserve System. All the trust preferred securities will be presented in a line item in the consolidated balance sheet of the Registrant under the caption, "Subordinated Debentures". Management believes that, as of the date of this report, the Registrant and its subsidiaries, North Valley Bank and NVB Business Bank, continue to meet all capital adequacy requirements to which they are subject.


Item 9.01:   Financial Statements and Exhibits

         (c)      Exhibits
                  --------

     (99.94)      Amended and Restated Declaration of Trust dated
                  December 29, 2005

     (99.95)      Indenture dated December 29, 2005

     (99.96)      Guarantee Agreement dated December 29, 2005

     (99.97)      Junior Subordinated Debt Security Due 2036

     (99.98)      Capital Security Certificate


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ LEO J. GRAHAM
                                           -------------------------------------
                                           Leo J. Graham
Dated: January 5, 2006                     General Counsel / Corporate Secretary